AMENDMENT NO. 2 TO THE SECONDMENT AND LOGISTICS SERVICES AGREEMENT

THIS Amendment No. 2 To The Secondment And Logistics Services Agreement (this “Amendment”), dated as of March 31, 2016, is made and entered into by and among Tesoro Companies, Inc., a Delaware corporation (“TCI”), Tesoro Refining & Marketing Company LLC, a Delaware limited liability company (“TRMC”), Tesoro Alaska Company LLC, a Delaware limited liability company (“TAC”), Tesoro Great Plains Midstream LLC (“TGPM”), Tesoro Great Plains Gathering & Marketing LLC (“TGPGM”), BakkenLink Pipeline LLC (“BLP”), ND Land Holdings LLC (“NDLH”) and Tesoro Alaska Terminals LLC (“TAT” and, together with TCI, TAC and TRMC, the “Tesoro Group”), Tesoro Logistics GP, LLC, a Delaware limited liability company (the “General Partner”), Tesoro Logistics Operations LLC, a Delaware limited liability company (“TLO”), Tesoro Logistics Pipelines LLC, a Delaware limited liability company (“TLP”), Tesoro High Plains Pipeline Company LLC, a Delaware limited liability company (“THPPC”), Tesoro Logistics Northwest Pipeline LLC, a Delaware limited liability company (“TLNP”), and Tesoro Alaska Pipeline Company LLC, a Delaware limited liability company (“TAPC” and together with the General Partner, TLO, TLP, THPPC and TLNP, the “Logistics Group”), QEP Field Services, LLC, a Delaware limited liability company (“QEPFS”), QEP Midstream Partners GP, LLC, a Delaware limited liability company (“QEPM GP”), QEP Midstream Partners Operating, LLC, a Delaware limited liability company (“QEPM OpCo”), QEPM Gathering I, LLC, a Delaware limited liability company (“QEPM Gathering”), Rendezvous Pipeline Company, LLC, a Colorado limited liability company (“Rendezvous”) and Green River Processing, LLC, a Delaware limited liability company (“GRP” and together with QEPFS, QEPM GP, QEPM OpCo, QEPM Gathering and Rendezvous, the “QEP Group”). Each signatory hereto is referred to herein as a “Party” and collectively as the “Parties”.
RECITALS:
WHEREAS, on July 1, 2014, certain of the Parties entered into that certain Secondment and Logistics Services Agreement (the “Secondment Agreement”) pursuant to which the Tesoro Group agreed to provide to the Logistics Group certain services necessary to operate, manage, maintain and report the operating results of the Logistics Group’s assets, including gathering pipelines, transportation pipelines, storage tanks, trucks, truck racks, terminal facilities, offices and related equipment, real estate and other assets or portions thereof of the Logistics Group;
WHEREAS, by Amendment No.1, dated December 2, 2014, the Secondment Agreement was amended to add additional Parties;
WHEREAS, subsequent to Amendment No.1, TGPM, TGPGM, BLP, NDLH and TAT have become members of the Tesoro Group’ as defined in the preamble to the Secondment Agreement;
WHEREAS, the Parties desire to amend the Secondment Agreement to add these entities as parties to the Secondment Agreement and as member of the Tesoro Group.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    AMENDMENTS
Each of TGPM, TGPGM, BLP, NDLH and TAT, respectively, is made a party for all purposes to the Secondment Agreement, and shall hereafter be a “Party” and a member of the “Tesoro Group” (each as defined in the Secondment Agreement.
2.    MISCELLANEOUS
(a) Other than as set forth above, the Secondment Agreement shall remain in full force and effect as written.
(b) Except as otherwise provided herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Amendment and the transactions contemplated hereby shall be paid by the Party incurring such expenses.
(c) This Amendment and the legal relations between the Parties shall be governed by and construed in accordance with Section 13(d) of the Secondment Agreement.
(d) This Amendment constitutes the entire agreement between the Parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

(e) This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Either Party’s delivery of an executed counterpart signature page by facsimile (or electronic .pdf format transmission) is as effective as executing and delivering this Amendment in the presence of the other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Amendment.
(f) This Amendment is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Amendment.
(g) The invalidity or unenforceability of any term or provision of this Amendment in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Amendment that is manifestly unjust.
[Signatures of the Parties follow on the next page.]

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the date first written above.

TESORO LOGISTICS GP, LLC

TESORO LOGISTICS OPERATIONS LLC

TESORO LOGISTICS PIPELINES LLC

TESORO HIGH PLAINS PIPELINE COMPANY LLC

TESORO LOGISTICS NORTHWEST PIPELINE LLC

TESORO ALASKA PIPELINE COMPANY LLC

QEP FIELD SERVICES, LLC

QEP MIDSTREAM PARTNERS GP, LLC

QEP MIDSTREAM PARTNERS OPERATING, LLC

QEPM GATHERING I, LLC

GREEN RIVER PROCESSING, LLC

RENDEZVOUS PIPELINE COMPANY, LLC

By ____________________
Phillip M. Anderson
President

TESORO COMPANIES, INC.

TESORO REFINING & MARKETING COMPANY LLC,

TESORO ALASKA COMPANY LLC

TESORO GREAT PLAINS MIDSTREAM LLC

TESORO GREAT PLAINS GATHERING & MARKETING LLC

BAKKENLINK PIPELINE LLC

ND LAND HOLDINGS LLC

TESORO ALASKA TERMINALS LLC

By ____________________
 Gregory J. Goff
Chairman of the Board of Managers and President

Signature Page to Amendment No. 2 to Secondment Agreement

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